UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2005

Enpath Medical, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-19467	41-1533300
(Commission File Number)	(IRS Employer Identification No.)

15301 Highway 55 West
Plymouth, Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

(763) 559-2613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Disclosure

On October 20, 2005, Enpath Medical, Inc. (the “Company”) issued a press release reporting the results of its operations for the quarter ended September 30, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company also furnishes as Exhibit 99.2 to this Form 8-K the statement of James D. Hartman, the Company’s Chief Executive Officer, and other officers of the Company, that will be issued in connection with the October 20, 2005, Enpath Medical, Inc. conference call reporting the results of operations for the quarter ended September 30, 2005.

The information provided pursuant to Items 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Section 9. - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits

(c)                                  Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated October 20, 2005, reporting results for the quarter ended September 30, 2005.
99.2	Statement of James D. Hartman, Chief Executive Officer of Enpath Medical, Inc., and other officers of the Company, in connection with the October 20, 2005 Enpath Medical, Inc. conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: October 20, 2005	By:	/s/ James D. Hartman
James D. Hartman
Chief Executive Officer